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                          SECURITIES AND EXCHANGE COMMISSION
                               	Washington, D.C.  20549

                              	-------------------------
                                       	FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): October 27, 1998

                     --------------------------------------------
                                 GETTY IMAGES, INC.
               (Exact name of Registrant as specified in its charter)


          DELAWARE                     000-23747            98-0177556
(State or other jurisdiction of     (Commission File     (I.R.S. Employer
        incorporation)                  Number)          Identification No.)

   2101 FOURTH AVENUE                             101 BAYHAM STREET
        FIFTH FLOOR                            	   LONDON, ENGLAND
SEATTLE, WASHINGTON 98121                              NW1 0AG
       (206) 695-3400                        	(01144171) 544-3456

                   (Address, including zip code, and telephone, including area code, of Registrant's principal executive offices)





                                         None
       -----------------------------------------------------------------------
            (Former name or former address, if changed since last report.)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits
          99.1  Text of press release dated October 27, 1998.




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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              		 GETTY IMAGES, INC.



Date: November 4, 1998                  By:       /s/ Jonathan Klein
                                             	    ------------------------------
                                           	    Name: Jonathan Klein
                                           	    Title: Chief Executive Officer



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                                INDEX TO EXHIBITS



Exhibit         Description
99.1            Text of press release dated October 27, 1998